Prepayments and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2017
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Summary of Prepayments and Other Current Assets

The nature of prepayments and other current assets, net of allowance for doubtful debts, are as follows:

	Note		2016	2017
Receivables for the sales of mobile handsets, net of allowance	(i	)	3,266	2,221
Prepaid rental			2,334	2,305
Deposits and prepayments			1,876	1,579
Advances to employees			15	20
VAT recoverable	(ii	)	4,952	4,948
Prepaid enterprise income tax			208	438
Others			1,372	2,290

			14,023	13,801

(i)	The Group offers preferential packages to the customers which include the bundle sales of mobile handsets and provision of service. The total contract consideration of such preferential packages is allocated to service revenue and sales of handsets based on their relative fair values. For those contractual preferential packages which the prepaid amounts from customers less than the fair value of the mobile handsets, the revenue relating to the sale of the handsets is recognized when the titles are passed to the customers and are calculated under the aforementioned relative fair value method, which results in the corresponding receivable for the sales of mobile handsets. The receivable for the sales of mobile handsets is gradually recovered during the contract period when the customers pay the monthly package fee. Receivables to be gradually recovered beyond one year amounted to RMB753 million (2016: RMB1,432 million), and are included in long-term other assets (see Note 22(iii)).

(ii)	VAT recoverable includes the input VAT and prepaid VAT that can be deducted within one year.